UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2021

Nuverra Environmental Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11111 Katy Freeway, Suite 1006, Houston, TX 77079

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NES	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

The Merger Agreement

On December 12, 2021, Nuverra Environmental Solutions, Inc., a Delaware corporation (the “Company” or “Nuverra”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Select Energy Services, Inc., a Delaware corporation (“Select”), Navy Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Select (“Merger Sub”), and Navy Holdco, LLC, a Delaware limited liability company (“Holdco LLC”) and direct wholly owned subsidiary of Navy Holdings, Inc., a Delaware corporation and a direct wholly owned subsidiary of Select (“Holdings”), pursuant to which Select will acquire Nuverra by way of a two-step merger in an all-stock transaction. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the “Surviving Corporation” as a wholly owned subsidiary of Select (the “First Merger”), and immediately following the effective time of the First Merger (the “Effective Time”), the Surviving Corporation will merge with and into Holdco LLC, with Holdco LLC continuing as the surviving entity and wholly owned subsidiary of Holdings (the “Subsequent Merger” and together with the First Merger, the “Mergers”).

On December 10, 2021, the board of directors of the Company unanimously approved the Merger Agreement and the transactions contemplated thereby (the “Transactions”). On December 10, 2021, the board of directors of Select unanimously approved the Merger Agreement and the Transactions.

Consideration

Stock Issuance. Under the terms of the Merger Agreement and at the Effective Time, each share of Nuverra’s common stock, par value $0.01 per share (the “Company Common Stock”), then outstanding will be converted into the right to receive a number of shares of Class A common stock of Select, par value $0.01 per share (“Select Class A Common Stock”) equal to 0.255 per each such share (the “Exchange Ratio”).

Assumption of Liabilities. The Surviving Corporation has agreed to assume and repay in full all indebtedness outstanding as of the Closing Date under the Company’s existing bank credit facility. The Surviving Corporation will also assume all of the Company’s obligations under existing finance lease agreements.

Treatment of Company Warrants. From and after the Effective Time, all holders of Company warrants to purchase Company Common Stock shall have the right to acquire and receive, upon the exercise of such Company warrants and payment of the applicable exercise price, the number of shares of Select Class A Common Stock that would have been issued or paid to such holders if they had exercised the Company warrants by means of a Cash Exercise (as defined in the Warrant Agreement between the Company and American Stock Transfer & Trust Company, LLC, dated August 7, 2017) immediately prior to the Effective Time.

Treatment of Company RSU Awards. Each award of outstanding but unvested shares of time-based restricted stock units settleable in Company Common Stock (each, a “Company RSU Award”) and granted pursuant to Nuverra’s 2017 Long Term Incentive Plan, as amended from time to time (the “2017 Plan”), that does not vest by its terms at the Effective Time and is outstanding as of immediately prior to the Effective Time shall automatically be cancelled and converted into a restricted stock unit award covering shares of Select Class A Common Stock (“Converted Select RSU Award”), with respect to that number of shares of Select Class A Common Stock that is equal to the product of (i) the number of shares of Company Common Stock subject to such Company RSU Award as of immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio, rounded down to the nearest whole share. Following the Effective Time, the Converted Select RSU Award shall be subject to such other terms and conditions (including with respect to vesting) as applied to the corresponding Company RSU Award immediately prior to the Effective Time. At the Effective Time, each Company RSU Award that does vest by its terms at the Effective Time and is outstanding as of immediately prior to the Effective Time shall automatically vest in full and be cancelled and converted into the right to receive a number of shares of Select Class A Common Stock equal to the product of (i) the number of shares of Company Common Stock subject to such RSU Award as of immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio, rounded down to the nearest whole share.

Treatment of Company PSU Awards. At the Effective Time, each award of outstanding but unvested shares of performance-based restricted stock units settleable in Company Common Stock and granted pursuant to the 2017 Plan (each, a “Company PSU Award”) that is outstanding as of immediately prior to the Effective Time shall automatically be cancelled and converted into a performance-based restricted stock unit award covering shares of Select Class A

Common Stock (“Converted Select PSU Award”), with respect to that number of shares of Select Class A Common Stock that is equal to the product of (i) the number of shares of Company Common Stock that would have been earned pursuant to such Company PSU Award based on actual achievement of any performance-based vesting conditions as of immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio, rounded down to the nearest whole share. Following the Effective Time, the Converted Select PSU Award shall be subject to such other terms and conditions (other than any performance-based vesting conditions) as applied to the corresponding Company PSU Award immediately prior to the Effective Time.

Treatment of Company Restricted Stock Awards for Directors. At the Effective Time, each award of outstanding but unvested shares of restricted Company Common Stock granted pursuant to Nuverra’s 2018 Restricted Stock Plan for Directors that is outstanding as of immediately prior to the Effective Time shall automatically vest in full and be cancelled and converted into the right to receive a number of shares of Select Class A Common Stock equal to the product of (i) the number of shares of Company Common Stock subject to such Company Restricted Stock Award as of immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio, rounded down to the nearest whole share.

Termination of Company Stock Plans. If requested by Select, the Company shall cause any or all of the Company stock plans to terminate at the Effective Time.

Conditions to the Mergers

The closing of the Transactions is subject to the satisfaction or waiver of closing conditions, including, among others, (1) the U.S. Securities and Exchange Commission (the “SEC”) declaring the effectiveness of a registration statement on Form S-4 (the “Registration Statement”) to be filed by Select, which shall register the shares of Select Class A Common Stock issued to Nuverra stockholders, (2) obtaining the requisite Nuverra stockholder approval, (3) the authorization for listing of the Select Class A Common Stock issued in connection with the First Merger on the NYSE, (4) there being no law or injunction prohibiting the consummation of the Mergers, (5) the receipt of payoff documentation with respect to the Company’s bank facility and consents to the consummation of the Mergers under the Company’s finance leases, (6) the receipt of an amendment or other written consent from the requisite lenders under Select’s Parent ABL Credit Agreement (as defined in the Merger Agreement) to permit the consummation of the Transactions, (7) subject to specified materiality standards, the accuracy of the representations and warranties of the other party, (8) compliance by each other party in all material respects with their respective covenants and (9) the absence of a Company Material Adverse Effect or a Parent Material Adverse Effect (each as defined in the Merger Agreement), as applicable.

Other Terms of the Merger Agreement

The Merger Agreement contains mutual customary representations and warranties made by each of the Company, Select, Merger Sub and Holdco LLC. It also contains pre-closing covenants, including covenants for Nuverra, among others, (i) to operate its businesses in the ordinary course consistent with past practice and to refrain from taking certain actions without Select’s consent, (ii) not to solicit, initiate or knowingly take any action to facilitate or encourage, and not to participate or engage in any discussions or negotiations, or cooperate in any way with respect to, any inquiries or the making of, any proposal of an alternative transaction, (iii) not to withdraw, qualify or modify the support of its board of directors for the Merger Agreement and the Transactions, as applicable, and (iv) to use its reasonable best efforts to obtain governmental and third party approvals.

In addition, the Merger Agreement contains covenants that require the Company to use reasonable best efforts to cause certain principal stockholders of the Company (the “Company Designated Stockholders”) to duly execute and deliver a written consent approving the Merger Agreement within twenty-four (24) hours of the Registration Statement becoming effective and receiving a copy of the consent statement/prospectus included therein. In the event the Company Designated Stockholders fail to deliver such written consent, Select shall have the option to terminate the Merger Agreement or elect to have the Company use its reasonable best efforts to call a special meeting of the stockholders for the purpose of obtaining stockholder approval of the Merger Agreement.

Nuverra and Select may each terminate the Merger Agreement if the other commits certain breaches, subject to certain exceptions. Furthermore, the Merger Agreement may be terminated if the Merger has not been consummated by June 30, 2022. Upon the termination of the Merger Agreement, under specified circumstances, the Company will be required to (i) pay to Select a termination fee of $2,500,000 or (ii) reimburse Select up to $1,250,000 in respect of the expenses of Select incurred in connection with the Merger Agreement and the Transactions.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by the text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Select. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision. The representations and warranties in the Merger Agreement should not be relied upon as characterizations of the actual state of facts about the Company or Select.

The Support Agreements

Concurrent with the execution of the Merger Agreement, the Company and each Company Designated Stockholder entered into a support agreement (each, a “Support Agreement”), pursuant to which such stockholders agreed to, among other things, vote through the use of a written consent, the shares of Company Common Stock beneficially owned by them (i) in favor of the adoption of the Merger Agreement and the Transactions promptly following the time when the Registration Statement is declared effective by the SEC and the Company Designated Stockholder has received a copy of the consent statement/prospectus contained therein, and (ii) against any other action, agreement or proposal intended to, or which may have the effect of, impeding, delaying, restricting, limiting or interfering with the consummation of the Mergers and the performance of such stockholder’s or the Company’s obligations thereunder or under the Merger Agreement.

Pursuant to the Support Agreements, none of the Company Designated Stockholder nor any of its affiliates or representatives are permitted to solicit, initiate, or knowingly take any action to facilitate or encourage, and not to participate or engage in any discussions or negotiations, or cooperate in any way with respect to, any inquiries or the making of, any proposal of an alternative transaction. In addition, the Support Agreement generally restricts transactions in Company Common Stock and derivative securities thereof, subject to certain exceptions. In the event the Company board of directors withdraws its recommendation with respect to the Transactions in violation of the Merger Agreement, the Company Designated Stockholder remains obligated under the Support Agreement to vote in favor of the Transactions. Each Support Agreement will terminate upon the earlier to occur of (x) the closing of the Mergers or (z) the date of termination of the Merger Agreement.

The foregoing description of the Support Agreements is not complete and is qualified in its entirety by the text of the Support Agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It.

In connection with the Transactions, the Company intends to file relevant materials with the SEC, and Select intends to file the Registration Statement, which will include a consent statement and prospectus of the Company and Select. After the Registration Statement has been declared effective by the SEC, a definitive consent statement/prospectus will be mailed to the stockholders of the Company. STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CONSENT STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED BY SELECT OR THE COMPANY RELATING TO THE TRANSACTIONS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available for free from the Company by contacting the Company at 11111 Katy Freeway, Suite 1006, Houston, Texas 77079.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company, Select and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of consents of the Company’s stockholders in connection with the Mergers and the related transactions. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transactions of the Company’s directors and officers, including a description of their direct interests, by security holdings or otherwise, in the Company’s filings with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transactions of Select’s directors and officers, including a description of their direct interests, by security holdings or otherwise, in Select’s filings with the SEC. Additional information regarding the interests of participants in the solicitation of consents in connection with the proposed Mergers will be included in the consent statement/prospectus.

Forward Looking Statements

This Current Report on Form 8-K includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the conditions to the completion of the Mergers, including the required approval by the Company’s stockholders, may not be satisfied on the terms expected or on the anticipated schedule; the risk that any announcements relating to the Merger could have adverse effects on the market price of Select’s or the Company’s common stock, the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, the parties’ ability to meet expectations regarding the timing and completion of the Mergers; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company related to the Mergers or the Merger Agreement; and the amount of the costs, fees, expenses and other charges related to the Mergers. The Company and Select undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated December 12, 2021, by and among Select Energy Services, Inc., Navy Merger Sub, Inc., Navy Holdco, LLC, and Nuverra Environmental Solutions, Inc.

10.1	Support Agreement, dated December 12, 2021, by and among Select Energy Services, Inc., Navy Merger Sub, Inc., Navy Holdco, LLC, Nuverra Environmental Solutions, Inc., and Gates Capital Management, Inc.

10.2	Support Agreement, dated December 12, 2021, by and among Select Energy Services, Inc., Navy Merger Sub, Inc., Navy Holdco, LLC, Nuverra Environmental Solutions, Inc., Ascribe II Investments LLC and Ascribe III Investments LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

The schedules and exhibits to this agreement have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: December 13, 2021	By: /s/ Joseph M. Crabb
Name: Joseph M. Crabb
Title: Executive Vice President, Chief Legal Officer and Corporate Secretary